Fair Value Measurements	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Investment, Fair Value and NAV [Line Items]
Fair Value Measurements	Fair Value Measurements
The guidance on fair value measurements defines fair value, establishes a framework for measuring fair value and identifies required disclosures related to fair value measurements. The fair value framework requires the categorization of assets and liabilities into three levels based upon the assumptions (inputs) used to value the assets and liabilities. Level 1 provides the most reliable measure of fair value, whereas Level 3 generally requires significant judgment.

PepsiCo Master Trust assets measured at fair value as of December 31, 2025 and 2024 are categorized consistently by Level 1 (Quoted and Published Prices in Active Markets for Identical Assets) and Level 2 (Significant Other Observable Inputs) in both years, with no assets categorized as Level 3 (Significant Unobservable Inputs), and are as follows:

	Fair Value Hierarchy Level	2025	2024

		(in thousands)
Assets
Cash and cash equivalents(a)	1	$35,269	$29,226
PepsiCo common stock(b)	1	1,140,476	1,356,452
Money market fund(b)	1	13,047	14,427
Fixed income securities(c)	2	273,188	254,101
Commingled trust funds(d)	1	13,329,006	11,422,930
Self-directed brokerage(b,d,e)	1	931,026	815,394
Total assets at fair value		$15,722,012	$13,892,530
(a)Restricted in use.
(b)Based on quoted market prices in active markets.
(c)Based primarily on yields currently available on comparable securities with similar credit ratings and a compilation of primary observable market information.
(d)Based on the published price of the fund.
(e)Includes cash and cash equivalents held in self-directed brokerage accounts.